Exhibit 10(b)
EXECUTION COPY
Consent and Waiver to Credit Agreement
          This Consent and Waiver, dated as of April 26, 2010 (this “Waiver”), among MVC Capital, inc., a Delaware corporation (the “Company”), MVC Financial Services, inc., a Delaware corporation (“MVCFS”, and together with the Company, each a “Borrower”, and collectively, the “Borrowers”), the Lenders identified on the signature pages hereto (the “Lenders”), and Guggenheim Corporate Funding, LLC, as administrative agent for the lenders (in such capacity, the “Administrative Agent”), waives certain provisions of the Credit Agreement, dated as of April 27, 2006 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the institutions from time to time party thereto as Lenders (the “Lenders”), and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W i t n e s s e t h:
          Whereas, the Borrowers have requested a consent and waiver from the Administrative Agent and the Required Lenders to undertake the Equity Repurchases (as defined below) on the terms and subject to the conditions herein provided;
          Whereas, the Administrative Agent and the Required Lenders consent to the Equity Repurchases on the terms and subject to the conditions herein provided;
          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms.
          As used in this Waiver, the terms listed in this Section 1 shall have the respective meanings set forth in this Section 1:
          “Dakota”: Dakota Growers Pasta Company, Inc.
          “Equity Repurchases”: open-market repurchases by the Company of its own issued and outstanding common stock in an aggregate amount not to exceed $5,000,000.
          “Repurchase Period”: the period commencing on the Waiver Effective Date and ending April 26, 2011.
     Section 2. Consent and Waiver.
     Notwithstanding anything in Section 6.8 (Limitation on Investments) of the Credit Agreement or any Loan Document to the contrary, effective as of the Waiver Effective Date (as defined in Section 3 hereof) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 hereof, Required Lenders hereby consent to the Equity Repurchases during the Repurchase Period; provided, that no such Equity Repurchases shall be permitted until such date as the Company has received Net Cash Proceeds in an aggregate amount of not less than $38,000,000 with respect to the Disposition of its equity interests in Dakota to Viterra Inc.
     Section 3. Conditions Precedent to the Effectiveness of this Waiver

          This Waiver shall become effective as of the date (such date, the “Waiver Effective Date”) when, and only when, the Administrative Agent shall have received: (i) this Waiver, duly executed by the Borrowers, the Administrative Agent and the Required Lenders and (ii) reimbursement for all its out-of-pocket costs and expenses incurred in connection with the Credit Agreement and the negotiation, preparation, execution and delivery of this Waiver and the transactions contemplated hereby, including, without limitation, reasonable fees and other charges of counsel to the Administrative Agent.
     Section 4. Representations and Warranties
          On and as of the date hereof, after giving effect to this Waiver, the Borrowers hereby represent and warrant to the Administrative Agent and each Lender as follows:
          (a) this Waiver has been duly authorized, executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and the Credit Agreement as modified by this Waiver constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms;
          (b) each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true and correct in all material respects on and as of the date hereof as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as modified hereby;
          (c) no Default or Event of Default has occurred and is continuing; and
          (d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Waiver, the Credit Agreement or any Loan Document, in each case as modified hereby (if applicable).
     Section 5. Fees and Expenses
          The Borrowers and each other Loan Party agree to pay on demand in accordance with the terms of Section 9.5 (Payment of Expenses) of the Credit Agreement all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Waiver and all other Loan Documents entered into in connection herewith.
     Section 6. Reference to the Effect on the Loan Documents
          (a) As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Waiver and the Credit Agreement shall be read together and construed as a single instrument.

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          (b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
          (d) This Waiver shall be deemed a Loan Document.
     Section 7. Execution in Counterparts
          This Waiver may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver.
     Section 8. Governing Law
          This Waiver shall be governed by and construed in accordance with the law of the State of New York.
     Section 9. Section Titles
          The Section titles contained in this Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
     Section 10. Notices
          All communications and notices hereunder shall be given as provided in the Credit Agreement.
     Section 11. Severability
          The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
     Section 12. Successors
          The terms of this Waiver shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.
     Section 13. Waiver of Jury Trial
          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Waiver or any other Loan Document.

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[Signature Pages Follow]

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          In Witness Whereof, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.

MVC Capital, Inc. as Borrower
By:	/s/ Michael Tokarz
	Name:	Michael Tokarz
	Title:	Portfolio Manager

MVC Financial Services, Inc. as Borrower
By:	/s/ Michael Tokarz
	Name:	Michael Tokarz
	Title:	Portfolio Manager

[Signature Page to MVC Waiver]

Guggenheim Corporate Funding, LLC, as Administrative Agent
By:	/s/ Bill Hagner
	Name:	Bill Hagner
	Title:	Managing Director

[Signature Page to MVC Waiver]

Midland National Life Insurance Company, as Lender By: Guggenheim Partners Asset Management, LLC
By:	/s/ Stephen D. Sautel
	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

North American Company for Life and Health Insurance, as Lender By: Guggenheim Partners Asset Management, LLC
By:	/s/ Stephen D. Sautel
	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

Sands Point Funding Ltd., as Lender By: Guggenheim Investment Management, LLC, its Collateral Manager
By:	/s/ Stephen D. Sautel
	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

Copper River CLO Ltd., as Lender By: Guggenheim Investment Management, LLC, its Collateral Manager
By:	/s/ Stephen D. Sautel
	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

[Signature Page to MVC Waiver]

Kennecott Funding Ltd., as Lender

By: Guggenheim Investment Management,
LLC, its Collateral Manager

By:	/s/ Stephen D. Sautel
	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

Green Lane CLO Ltd., as Lender

By: Guggenheim Investment Management,
LLC, its Collateral Manager

By:	/s/ Stephen D. Sautel
	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

[Signature page to MVC Waiver]

Iron Hill CLO Limited, as Lender

By: Guggenheim Partners Europe Limited, its
Collateral Manager

By:	/s/ Adrian Duffy
	Name:	Adrian Duffy
	Title:	Senior Managing Director Guggenheim Partners Europe Limited